UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2017

Date of Report (Date of earliest event reported)

Quest Management Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55210	32-0450509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kalnu iela Malta, Latvia	LV-4630
(Address of principal executive offices)	(Zip Code)

702-907-8836

Registrant’s telephone number, including area code

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALE OF SECURITIES

Since the filing of its quarterly report on Form 10-Q for the period ended July 31, 2016, Quest Management Inc., a Nevada corporation (the “Company”), has issued a total of 15,000,000 shares of its common stock.

On May 31, 2016, the Company issued a Convertible Promissory Note in the principal amount of $16,605.00 to Peak Marine Holdings LLC, a Florida limited liability company (“Peak”). This Convertible Promissory Note (the “Note”) was issued in consideration of advances and loans made by Peak to the Company.

Pursuant to the terms of the Note, the holder has the right to convert any portion of the principal amount thereof at the par value of the Company’s common stock. The holder also has the right to assign any portion of the Note, or assign the shares to be issued upon any conversion of the Notes, to other parties.

During the month of December 2016, Peak sold all its interest in the Note to five (5) independent third parties (the “Holders”).

During the month of January 2017, the Holders provided notices of election to convert a total of $15,000.00 of the Note into shares, which totaled 15,000,000 shares. The Holders of the Note and the recipient of such shares are the following individuals and entities:

Name of Party to whom shares were issued	# of Shares Issued	Conversion Price

1 Oak Media Inc	3,000,000	$0.001
Baris Yilmaz	3,000,000	$0.001
Clear View Trading Corp	3,000,000	$0.001
Erkan Ulger	3,000,000	$0.001
Schoolboy Industries Int’l Ltd	3,000,000	$0.001

Each of the foregoing issuances of securities was exempt from registration due to the exemption found in Regulation S promulgated by the Securities and Exchange Commission under the Securities Act of 1933. These sales were offshore transactions since all of the offerees were not in the United States and the purchasers were outside the United States at the time of the purchase. Moreover, there were no directed selling efforts of any kind made in the United States neither by us nor by any affiliate or any person acting on our behalf in connection with any of these offerings. All offering materials and documents used in connection with the offers and sales of the securities included statements to the effect that the securities have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. persons unless the securities are registered under the Act or an exemption therefrom is available and that hedging transactions involving those securities may not be conducted unless in compliance with the Act. Each purchaser under Regulation S certified that it is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person and agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an available exemption from registration. The shares sold are restricted securities and the certificates representing these shares have been affixed with a standard restrictive legend, which states that the securities cannot be sold without registration under the Securities Act of 1933 or an exemption therefrom and we are required to refuse to register any transfer that does not comply with such requirements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST MANAGEMENT INC.

DATE: January 23, 2017	By:	/s/ Dmitrij Ozolins
	Name:	Dmitrij Ozolins
	Title:	President

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